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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                               December 21, 2000
                      ___________________________________

                                Universe2U Inc.
      ____________________________________________________________________
             (Exact name of registrant as specified in its chapter)

                                     Nevada
                           _________________________
                 (State or other jurisdiction of incorporation)


                                   333-86331
                           _________________________
                            (Commission File Number)


                                   88-0433489
                              ___________________
                       (IRS Employer Identification No.)


                      30 West Beaver Creek Rd. - Suite 109
                         Richmond Hill, Ontario, Canada
                         _____________________________
                    (Address of principal executive offices)


                                    L4B 3K1
                         ______________________________
                                   (Zip Code)


                                 (905) 881-3284
                               _________________
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

On December 21, 2000, Universe2U Inc., issued the press release attached to this Form 8-K as Exhibit 99.1.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNIVERSE2U INC.


Date:   December 28, 2000              By:   /s/ Kim Allen
        -------------------              ----------------------
                                         Kim Allen
                                         Chief Executive Officer